Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Valley National Bancorp	Providence Financial Corporation
Travis Lan	Steven G. Van Drunen
Senior Executive Vice President and	President and
Chief Financial Officer	Chief Executive Officer
973-686-5007	708-333-4890

VALLEY NATIONAL BANCORP ACCELERATES GROWTH IN ATTRACTIVE CHICAGO MARKET WITH ACQUISITION OF HIGH-PERFORMING PROVIDENCE FINANCIAL CORPORATION

NEW YORK, NY, and SOUTH HOLLAND, IL. – Tuesday, August 25, 2026 – Valley National Bancorp (“Valley”) (NASDAQ: VLY) and Providence Financial Corporation (“Providence”) announced today that they have entered into a definitive merger agreement whereby Valley will acquire Providence, parent company of Providence Bank & Trust. The acquisition is a continuation of Valley’s recent investments to accelerate retail and small business growth, which began with the hiring of Patrick Smith as President of Consumer Banking in September 2025. Consistent with Valley’s strategic focus to enhance its funding profile and expand in attractive target markets, Providence provides an attractive and established physical delivery channel in the Chicagoland area to supplement Valley’s existing commercial presence in the market.

Providence is a high-performing commercial bank with approximately $1.6 billion in total assets, $1.3 billion in total deposits, $1.1 billion in total loans, and $800 million in total wealth assets under management across its 14-branch network as of June 30, 2026. Providence has maintained top tier profitability, driven by its low-cost core funding base, robust net interest margin, and consistent expense control. This strategically compelling acquisition complements Valley’s existing middle market commercial banking presence in the sizable, affluent, and commercially vibrant Chicagoland area, and opens new opportunities for retail, small business, and low-cost core deposit growth in the market.

Under the terms of the merger agreement, the shareholders of Providence will receive 4.3854 shares of Valley common stock and $21.47 in cash for each share of Providence common stock they own. Total merger consideration is estimated to be $247 million, based on Valley’s closing stock price of $14.10 on August 24, 2026. The transaction is expected to be approximately 2% accretive to Valley’s earnings and less than 1% dilutive to Valley’s pro forma tangible book value at close, with an earnback period of less than 3 years.

Ira Robbins, Valley’s Chairman, President & CEO commented that, “The acquisition of Providence is in direct alignment with our strategic priorities of enhancing our core funding base, diversifying our loan portfolio and driving fee income. Under Steven Van Drunen’s leadership, Providence has evolved into a high-performing, community-focused bank in one of the most dynamic markets in the country. Providence’s conservative credit culture and high-touch, relationship-based approach align extremely well with Valley’s own value proposition.” He also stated, “We look forward to having Steven and his team join Valley where they will continue to drive growth in the Chicagoland market that they know so well. By leveraging Valley’s scale, capital strength, and comprehensive financial solutions, we believe this combination will enhance Providence’s customer experience, and accelerate growth opportunities across Chicago.”

Steven Van Drunen, President & CEO of Providence said, “We are thrilled about our combination with Valley and the opportunities to grow and deepen our relationships with our customers and the communities we serve throughout the Chicagoland area. The investments Valley has made in its people, infrastructure, and culture, position us to deliver meaningful benefits for our customers and communities. Our customers will gain access to an expanded range of financial solutions while continuing to receive the responsive, relationship-driven service and local leadership they have grown accustomed to from Providence Bank & Trust.” Following the transaction close, Mr. Van Drunen will join Valley as Market President to oversee retail and small business growth in the Chicagoland market.

Providence and Valley share a long-standing commitment to relationship-driven banking, community engagement, and stewardship. Together, they will build on the lasting impact of the Providence Bank & Trust Stewardship Program across the Chicagoland communities they serve. Valley has committed $3 million over the next three years to support Chicago-based civic, nonprofit, and community organizations.

On a pro-forma basis as of June 30, 2026, the combined company’s balance sheet would have approximately $67.9 billion in assets, $55.5 billion of deposits and $53.5 billion in loans. Following the completion of the transaction, Valley expects to have approximately $1.6 billion of deposits and $1.9 billion of loans in the Chicagoland market.

The acquisition is expected to close in early 2027, subject to standard regulatory approvals, approval of Providence’s shareholders, and the satisfaction or waiver of other customary closing conditions. An investor presentation with additional information about the transaction can be found on Valley’s website at www.valley.com.

TD Securities is serving as financial advisor to Valley and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Valley. Keefe, Bruyette & Woods, Inc., A Stifel Company, is serving as financial advisor to Providence and Dickinson Wright PLLC is serving as legal counsel to Providence.

About Valley

As the principal subsidiary of Valley National Bancorp (NASDAQ: VLY), Valley National Bank is a regional financial institution with over $66 billion in assets. Founded in 1927, Valley has more than 220 branch locations and commercial offices across New Jersey, New York, Florida, Alabama, California, Illinois, Pennsylvania and Arizona, while serving clients nationwide. Valley delivers a full range of consumer, commercial, and wealth management solutions designed to support everything from homeownership and business growth to long-term financial planning. Big enough to support complex financial needs and small enough to stay deeply connected, Valley is grounded in a relationship-led approach focused on understanding people first. That same relationship-led approach guides Valley’s commitment to community investment and responsible corporate citizenship. To learn more, visit www.valley.com or call the Valley Customer Care Center at 800-522-4100.

About Providence

Founded in 2004, Providence Bank & Trust, a high-performing commercial and stewardship bank and wholly-owned subsidiary of Providence Financial Corporation, has approximately $1.6 billion in assets and locations across the Chicagoland area and Northwest Indiana. The bank’s mission is to be genuine in their commitment to service and stewardship, with a belief that a bank can truly be more than a place to deposit money – offering meaningful financial products and services and responding promptly to the diverse and evolving needs of their customers and communities. Visit www.providence.bank for more information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to, among other things, Valley’s strategy, plans, beliefs, goals, intentions, and expectations regarding the proposed transaction between Valley and Providence; the issuance of common stock of Valley contemplated by the Agreement and Plan of Merger by and between Valley and Providence (the “merger agreement”); the expected filing by Valley with the Securities and Exchange

Commission (the “SEC”) of a registration statement on Form S-4 (the “registration statement”) and a prospectus of Valley and a proxy statement of Providence to be included therein (the “proxy statement/prospectus”); its ability to achieve its financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies, and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward-looking statements typically contain words such as “anticipate,” “believe,” “potential,” “will,” “estimate,” “plans,” “approximately,” “opportunity,” “expect,” “position,” “pro forma,” “proposed,” “intend” or similar expressions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in Valley’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2026, and other risks and uncertainties listed from time to time in Valley’s reports and documents filed with the SEC, each of which is filed with the SEC and available in the “Financials” section of Valley’s website at https://ir.valleynationalbank.com, under the heading “SEC Filings” and in other documents Valley files with the SEC. Additional factors that could cause actual results to differ materially from those in forward-looking statements include: the ability to obtain required regulatory or other approvals or meet other closing conditions to the merger agreement on the expected terms and schedule; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to obtain the necessary approval by the shareholders of Providence; the acquisition may not be timely completed, if at all; difficulties and delays in integrating Valley’s and Providence’s businesses or fully realizing cost savings and other benefits; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Valley and Providence to terminate the merger agreement; the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Valley or Providence; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; business disruption prior to the completion of the acquisition or following the proposed transaction; Valley’s and Providence’s ability to execute their respective business strategies; the ability by each of Valley and Providence to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of adverse regulatory conditions; reputational risks and risks relating to the reaction of Valley’s and Providence’s customers, employees, suppliers or other business parties to the proposed transaction, including the effects on their respective ability to attract or retain customers and key personnel; diversion of management time and attention from ongoing business operations to acquisition-related issues; the dilution caused by Valley’s issuance of additional shares of its capital stock in connection with the transaction; and general competitive, economic, political and market conditions and other factors that may affect future results of Valley and Providence. These and various other factors are discussed in Valley’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements Valley has filed with the SEC. Copies of the SEC filings for Valley may be downloaded from the Internet at no charge from https://ir.valleynationalbank.com.

Valley can give no assurance that any goal, plan, expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at the time. Valley does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. These forward-looking statements are not guarantees of future performance and are based on expectations and assumptions Valley currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of Valley’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Valley, Providence or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements.

Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, Valley disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information and Where to Find It

Valley intends to file with the SEC a registration statement on Form S-4 to register the shares of Valley common stock to be issued to the shareholders of Providence in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Providence in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, PROVIDENCE AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at https://ir.valleynationalbank.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Valley National Bancorp, Attention: Shareholder Relations Department, 70 Speedwell Avenue, Morristown, New Jersey 07960, or by calling (973) 305-3380 or to Providence Financial Corporation, Attention; Steve VanDrunen, 630 E 162nd St, South Holland, Illinois 60473, or by calling (888) 923-5664.

Participants in the Solicitation

Valley, Providence and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Providence in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Information regarding Valley’s directors and executive officers is available in Valley’s Annual Report on Form 10-K for the year ended December 31, 2025, and Valley’s proxy statement, dated April 3, 2026, for its 2026 annual meeting of shareholders (the “Valley 2026 proxy statement”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation of Directors,” “Stock Ownership of Management and Principal

Shareholders,” “Item 2. Advisory Vote on our Named Executive Officer Compensation,” “Compensation Discussion and Analysis,” “Report of the Compensation Committee,” “Executive Compensation Tables,” “Equity Compensation Plan Information” and “CEO Pay Ratio” in the Valley 2026 proxy statement. Any changes in the holdings of Valley’s securities by Valley’s directors or executive officers from the amounts described in the Valley 2026 proxy statement have been reflected in Statements of Change in Ownership on Form 3, Form 4 or Form 5 filed with the SEC subsequent to the filing date of the Valley 2026 proxy statement and are available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.